UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3050

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On August 16, 2006, representatives of  SIRVA, Inc. (“SIRVA”) held a conference call to discuss, among other matters, SIRVA’s preliminary unaudited financial results for the year ended December 31, 2005 (the “Conference Call”).  A copy of the transcript of the Conference Call (the “Transcript”) is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Conference Call, representatives of SIRVA discussed certain aspects of SIRVA’s relocation services contracts with various government entities, including the Department of Defense, in comparison to typical corporate relocation services contracts.  As a point of clarification, SIRVA hereby supplements the Transcript by noting that SIRVA’s relocation services contract with the Department of Defense requires SIRVA to service the mortgages of homes that it takes into inventory as opposed to paying off the mortgages.

The information in this Item 7.01 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The furnishing of the Transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the Transcript includes material investor information that is not otherwise publicly available.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits

99.1         Transcript of conference call held on August 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.
Date: August 16, 2006
	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
	Title:	Senior Vice President, General
Counsel and Secretary

Exhibit Index

Exhibit	Description
99.1	Transcript of conference call held on August 16, 2006.